DISCOVER FINANCIAL SERVICES										Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Nine Months Ended
	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Sep 30, 2019 vs. Sep 30, 2018		Sep 30, 2019	Sep 30, 2018	2019 vs. 2018
EARNINGS SUMMARY
Interest Income	$3,040	$2,977	$2,937	$2,907	$2,781	$259	9%	$8,954	$7,986	$968	12%
Interest Expense	638	645	632	605	558	80	14%	1,915	1,534	381	25%
Net Interest Income	2,402	2,332	2,305	2,302	2,223	179	8%	7,039	6,452	587	9%
Discount/Interchange Revenue	775	759	677	752	753	22	3%	2,211	2,123	88	4%
Rewards Cost	520	460	446	475	473	47	10%	1,426	1,326	100	8%
Discount and Interchange Revenue, net	255	299	231	277	280	(25)	(9%)	785	797	(12)	(2%)
Protection Products Revenue	48	49	49	50	51	(3)	(6%)	146	154	(8)	(5%)
Loan Fee Income	120	102	104	108	103	17	17%	326	294	32	11%
Transaction Processing Revenue	52	48	46	46	47	5	11%	146	132	14	11%
Other Income	23	22	28	24	20	3	15%	73	73	—	—%
Total Other Income	498	520	458	505	501	(3)	(1%)	1,476	1,450	26	2%

Revenue Net of Interest Expense	2,900	2,852	2,763	2,807	2,724	176	6%	8,515	7,902	613	8%

Provision for Loan Losses	799	787	809	800	742	57	8%	2,395	2,235	160	7%

Employee Compensation and Benefits	439	427	425	414	408	31	8%	1,291	1,213	78	6%
Marketing and Business Development	230	224	195	230	218	12	6%	649	627	22	4%
Information Processing & Communications	96	101	99	93	89	7	8%	296	257	39	15%
Professional Fees	189	183	167	190	166	23	14%	539	482	57	12%
Premises and Equipment	26	26	28	26	26	—	—%	80	76	4	5%
Other Expense	127	117	110	157	108	19	18%	354	312	42	13%
Total Other Expense	1,107	1,078	1,024	1,110	1,015	92	9%	3,209	2,967	242	8%

Income Before Income Taxes	994	987	930	897	967	27	3%	2,911	2,700	211	8%
Tax Expense	224	234	204	210	247	(23)	(9%)	662	645	17	3%
Net Income	$770	$753	$726	$687	$720	$50	7%	$2,249	$2,055	$194	9%

Net Income Allocated to Common Stockholders	$749	$747	$705	$681	$699	$50	7%	$2,203	$2,008	$195	10%

Effective Tax Rate	22.5%	23.8%	21.9%	23.5%	25.5%			22.7%	23.9%

Net Interest Margin	10.43%	10.47%	10.46%	10.35%	10.28%	15	bps	10.45%	10.24%	21	bps
Operating Efficiency	38.2%	37.8%	37.1%	39.6%	37.2%	100	bps	37.7%	37.5%	20	bps
ROE	26%	26%	26%	25%	26%			26%	25%
Capital Returned to Common Stockholders	$540	$571	$601	$578	$580	($40)	(7%)	$1,712	$1,920	($208)	(11%)
Payout Ratio	72%	76%	85%	85%	83%			78%	96%

Ending Common Shares Outstanding	315	319	325	331	338	(23)	(7%)	315	338	(23)	(7%)
Weighted Average Common Shares Outstanding	317	322	328	335	341	(24)	(7%)	323	348	(25)	(7%)
Weighted Average Common Shares Outstanding (fully diluted)	317	323	328	335	342	(25)	(7%)	323	348	(25)	(7%)

PER SHARE STATISTICS
Basic EPS	$2.36	$2.32	$2.15	$2.04	$2.05	$0.31	15%	$6.83	$5.77	$1.06	18%
Diluted EPS	$2.36	$2.32	$2.15	$2.03	$2.05	$0.31	15%	$6.82	$5.77	$1.05	18%
Common Dividends Declared Per Share	$0.44	$0.40	$0.40	$0.40	$0.40	$0.04	10%	$1.24	$1.10	$0.14	13%
Common Stock Price (period end)	$81.09	$77.59	$71.16	$58.98	$76.45	$4.64	6%	$81.09	$76.45	$4.64	6%
Book Value per share	$37.20	$35.97	$34.60	$33.58	$32.60	$4.60	14%	$37.20	$32.60	$4.60	14%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Sep 30, 2019 vs. Sep 30, 2018
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$17,761	$19,934	$21,456	$18,515	$18,410	($649)	(4%)
Total Loan Receivables	92,493	90,229	88,743	90,512	86,894	5,599	6%
Allowance for Loan Losses	(3,299)	(3,202)	(3,134)	(3,041)	(2,927)	(372)	(13%)
Net Loan Receivables	89,194	87,027	85,609	87,471	83,967	5,227	6%
Premises and Equipment, net	1,028	1,008	980	936	896	132	15%
Goodwill and Intangible Assets, net	414	415	415	416	417	(3)	(1%)
Other Assets	2,389	2,323	2,260	2,215	2,152	237	11%
Total Assets	$110,786	$110,707	$110,720	$109,553	$105,842	$4,944	5%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$52,298	$49,686	$47,730	$44,669	$43,411	$8,887	20%
Brokered Deposits and Other Deposits	18,723	20,048	21,186	23,090	20,263	(1,540)	(8%)
Deposits	71,021	69,734	68,916	67,759	63,674	7,347	12%
Securitized Borrowings	12,820	14,214	15,351	16,917	15,715	(2,895)	(18%)
Other Borrowings	11,634	10,949	10,925	10,311	11,283	351	3%
Borrowings	24,454	25,163	26,276	27,228	26,998	(2,544)	(9%)
Accrued Expenses and Other Liabilities	3,594	4,317	4,269	3,436	4,154	(560)	(13%)
Total Liabilities	99,069	99,214	99,461	98,423	94,826	4,243	4%
Total Equity	11,717	11,493	11,259	11,130	11,016	701	6%
Total Liabilities and Stockholders' Equity	$110,786	$110,707	$110,720	$109,553	$105,842	$4,944	5%

LIQUIDITY
Liquidity Portfolio	$16,732	$17,283	$20,050	$15,923	$16,370	362	2%
Undrawn Credit Facilities [1]	39,355	38,466	37,870	36,986	36,257	3,098	9%
Total Liquidity	$56,087	$55,749	$57,920	$52,909	$52,627	$3,460	7%

[1] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Sep 30, 2019 vs. Sep 30, 2018
BALANCE SHEET STATISTICS
Total Common Equity	$11,154	$10,930	$10,696	$10,567	$10,453	$701	7%
Total Common Equity/Total Assets	10.1%	9.9%	9.7%	9.6%	9.9%
Total Common Equity/Net Loans	12.5%	12.6%	12.5%	12.1%	12.4%

Tangible Assets	$110,372	$110,292	$110,305	$109,137	$105,425	$4,947	5%
Tangible Common Equity [1]	$10,740	$10,515	$10,281	$10,151	$10,036	$704	7%
Tangible Common Equity/Tangible Assets [1]	9.7%	9.5%	9.3%	9.3%	9.5%
Tangible Common Equity/Net Loans [1]	12.0%	12.1%	12.0%	11.6%	12.0%
Tangible Common Equity per share [1]	$34.10	$32.91	$31.60	$30.63	$29.70	$4.40	15%

REGULATORY CAPITAL RATIOS	Basel III Transition
Total Risk Based Capital Ratio	13.7%	13.7%	13.9%	13.5%	13.9%
Tier 1 Risk Based Capital Ratio	12.0%	12.0%	12.1%	11.7%	12.1%
Tier 1 Leverage Ratio	10.3%	10.2%	10.0%	10.1%	10.4%
Common Equity Tier 1 Capital Ratio	11.4%	11.4%	11.5%	11.1%	11.4%

[1]   Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Sep 30, 2019 vs. Sep 30, 2018
AVERAGE BALANCES
Assets
Cash and Investment Securities	$17,215	$18,906	$18,417	$17,660	$16,474	$741	4%
Restricted Cash	737	888	804	609	638	99	16%
Credit Card Loans	73,248	71,492	71,363	70,563	68,613	4,635	7%
Private Student Loans	9,459	9,464	9,654	9,344	9,158	301	3%
Personal Loans	7,522	7,419	7,468	7,540	7,460	62	1%
Other Loans	1,116	983	868	760	624	492	79%
Total Loans	91,345	89,358	89,353	88,207	85,855	5,490	6%
Total Interest Earning Assets	109,297	109,152	108,574	106,476	102,967	6,330	6%
Allowance for Loan Losses	(3,198)	(3,133)	(3,040)	(2,924)	(2,827)	(371)	(13%)
Other Assets	4,674	4,539	4,455	4,520	4,377	297	7%
Total Assets	$110,773	$110,558	$109,989	$108,072	$104,517	$6,256	6%

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	$50,497	$48,211	$45,841	$43,514	$42,498	$7,999	19%
Brokered Deposits and Other Deposits	19,132	20,213	21,799	21,574	19,939	(807)	(4%)
Total Interest-bearing Deposits	69,629	68,424	67,640	65,088	62,437	7,192	12%
Short-term Borrowings	1	—	1	2	3	(2)	(67%)
Securitized Borrowings	13,719	15,179	15,865	16,427	16,141	(2,422)	(15%)
Other Long-term Borrowings	11,047	10,932	10,711	10,756	10,351	696	7%
Total Interest-bearing Liabilities	94,396	94,535	94,217	92,273	88,932	5,464	6%
Other Liabilities & Stockholders' Equity	16,377	16,023	15,772	15,799	15,585	792	5%
Total Liabilities and Stockholders' Equity	$110,773	$110,558	$109,989	$108,072	$104,517	$6,256	6%

AVERAGE YIELD
Assets
Cash and Investment Securities	2.26%	2.46%	2.51%	2.35%	2.01%	25	bps
Restricted Cash	2.11%	2.32%	2.35%	2.28%	1.92%	19	bps
Credit Card Loans	13.35%	13.44%	13.42%	13.20%	13.06%	29	bps
Private Student Loans	8.54%	8.59%	8.63%	8.31%	8.19%	35	bps
Personal Loans	13.17%	13.02%	12.86%	12.76%	12.66%	51	bps
Other Loans	6.72%	6.83%	6.85%	6.57%	6.38%	34	bps
Total Loans	12.76%	12.82%	12.79%	12.59%	12.45%	31	bps
Total Interest Earning Assets	11.03%	10.94%	10.97%	10.83%	10.72%	31	bps

AVERAGE RATES
Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	2.16%	2.20%	2.15%	2.00%	1.88%	28	bps
Brokered Deposits and Other Deposits	2.73%	2.71%	2.67%	2.58%	2.51%	22	bps
Total Interest-bearing Deposits	2.32%	2.35%	2.32%	2.20%	2.08%	24	bps
Short-term Borrowings	2.18%	2.59%	2.59%	2.42%	2.09%	9	bps
Securitized Borrowings	2.95%	3.01%	3.05%	2.87%	2.71%	24	bps
Other Long-term Borrowings	4.64%	4.75%	4.81%	4.65%	4.56%	8	bps
Total Interest-bearing Liabilities	2.68%	2.73%	2.72%	2.60%	2.49%	19	bps

Net Interest Margin	10.43%	10.47%	10.46%	10.35%	10.28%	15	bps
Net Yield on Interest-earning Assets	8.72%	8.57%	8.61%	8.57%	8.57%	15	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Sep 30, 2019 vs. Sep 30, 2018		Sep 30, 2019	Sep 30, 2018	2019 vs. 2018
TOTAL LOAN RECEIVABLES
Ending Loans [1,2]	$92,493	$90,229	$88,743	$90,512	$86,894	$5,599	6%	$92,493	$86,894	$5,599	6%
Average Loans [1,2]	$91,345	$89,358	$89,353	$88,207	$85,855	$5,490	6%	$90,026	$84,262	$5,764	7%

Interest Yield	12.76%	12.82%	12.79%	12.59%	12.45%	31	bps	12.79%	12.32%	47	bps
Gross Principal Charge-off Rate	3.87%	4.03%	4.02%	3.77%	3.63%	24	bps	3.97%	3.72%	25	bps
Gross Principal Charge-off Rate excluding PCI Loans [3]	3.93%	4.10%	4.10%	3.85%	3.71%	22	bps	4.04%	3.80%	24	bps
Net Principal Charge-off Rate	3.05%	3.22%	3.25%	3.08%	2.97%	8	bps	3.17%	3.06%	11	bps
Net Principal Charge-off Rate excluding PCI Loans [3]	3.09%	3.27%	3.31%	3.14%	3.03%	6	bps	3.22%	3.13%	9	bps
Delinquency Rate (30 or more days) excluding PCI Loans [3]	2.32%	2.18%	2.28%	2.31%	2.22%	10	bps	2.32%	2.22%	10	bps
Delinquency Rate (90 or more days) excluding PCI Loans [3]	1.06%	1.04%	1.10%	1.08%	1.00%	6	bps	1.06%	1.00%	6	bps
Gross Principal Charge-off Dollars	$891	$898	$887	$839	$785	$106	14%	$2,676	$2,343	$333	14%
Net Principal Charge-off Dollars	$702	$718	$715	$686	$642	$60	9%	$2,135	$1,926	$209	11%
Net Interest and Fee Charge-off Dollars	$156	$158	$158	$142	$135	$21	16%	$472	$409	$63	15%
Loans Delinquent 30 or more days [3]	$2,114	$1,939	$1,988	$2,049	$1,894	$220	12%	$2,114	$1,894	$220	12%
Loans Delinquent 90 or more days [3]	$968	$922	$959	$961	$854	$114	13%	$968	$854	$114	13%

Allowance for Loan Loss (period end)	$3,299	$3,202	$3,134	$3,041	$2,927	$372	13%	$3,299	$2,927	$372	13%
Reserve Change Build/ (Release) [4]	$97	$69	$94	$114	$100	($3)		$260	$309	($49)
Reserve Rate	3.57%	3.55%	3.53%	3.36%	3.37%	20	bps	3.57%	3.37%	20	bps
Reserve Rate Excluding PCI Loans [3]	3.59%	3.58%	3.57%	3.39%	3.41%	18	bps	3.59%	3.41%	18	bps

CREDIT CARD LOANS
Ending Loans	$73,968	$72,393	$70,789	$72,876	$69,253	$4,715	7%	$73,968	$69,253	$4,715	7%
Average Loans	$73,248	$71,492	$71,363	$70,563	$68,613	$4,635	7%	$72,041	$67,073	$4,968	7%

Interest Yield	13.35%	13.44%	13.42%	13.20%	13.06%	29	bps	13.41%	12.93%	48	bps
Gross Principal Charge-off Rate	4.25%	4.43%	4.40%	4.01%	3.90%	35	bps	4.36%	4.03%	33	bps
Net Principal Charge-off Rate	3.32%	3.49%	3.50%	3.23%	3.14%	18	bps	3.43%	3.27%	16	bps
Delinquency Rate (30 or more days)	2.50%	2.34%	2.45%	2.43%	2.32%	18	bps	2.50%	2.32%	18	bps
Delinquency Rate (90 or more days)	1.21%	1.18%	1.26%	1.22%	1.12%	9	bps	1.21%	1.12%	9	bps
Gross Principal Charge-off Dollars	$784	$789	$774	$713	$674	$110	16%	$2,347	$2,021	$326	16%
Net Principal Charge-off Dollars	$611	$623	$616	$575	$543	$68	13%	$1,850	$1,638	$212	13%
Loans Delinquent 30 or more days	$1,847	$1,692	$1,731	$1,772	$1,608	$239	15%	$1,847	$1,608	$239	15%
Loans Delinquent 90 or more days	$897	$857	$891	$887	$777	$120	15%	$897	$777	$120	15%

Allowance for Loan Loss (period end)	$2,799	$2,691	$2,622	$2,528	$2,424	$375	15%	$2,799	$2,424	$375	15%
Reserve Change Build/ (Release)	$108	$69	$94	$104	$90	$18		$271	$277	($6)
Reserve Rate	3.78%	3.72%	3.70%	3.47%	3.50%	28	bps	3.78%	3.50%	28	bps

Total Discover Card Volume	$41,168	$39,935	$36,386	$40,655	$39,414	$1,754	4%	$117,489	$112,171	$5,318	5%
Discover Card Sales Volume	$37,432	$36,664	$32,899	$37,208	$35,896	$1,536	4%	$106,995	$101,823	$5,172	5%
Rewards Rate	1.38%	1.25%	1.35%	1.28%	1.31%	7	bps	1.33%	1.30%	3	bps

[1] Total Loans includes Home Equity and other loans

[2] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[3] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

[4]  Allowance for loan loss includes the net change in reserves on PCI pools having no remaining non-accretable difference which does not impact the reserve change build/(release) in provision for loan losses

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Sep 30, 2019 vs. Sep 30, 2018		Sep 30, 2019	Sep 30, 2018	2019 vs. 2018
PRIVATE STUDENT LOANS
Ending Loans (excluding PCI)	$8,395	$7,943	$8,071	$7,728	$7,668	$727	9%	$8,395	$7,668	$727	9%
Ending PCI Loans [1]	1,341	1,432	1,531	1,637	1,735	(394)	(23%)	1,341	1,735	(394)	(23%)
Ending Loans	$9,736	$9,375	$9,602	$9,365	$9,403	$333	4%	$9,736	$9,403	$333	4%

Interest Yield	8.54%	8.59%	8.63%	8.31%	8.19%	35	bps	8.58%	8.04%	54	bps
Net Principal Charge-off Rate	0.59%	0.61%	0.66%	0.86%	0.96%	(37)	bps	0.62%	0.93%	(31)	bps
Net Principal Charge-off Rate excluding PCI Loans [2]	0.69%	0.73%	0.79%	1.05%	1.19%	(50)	bps	0.73%	1.17%	(44)	bps
Delinquency Rate (30 or more days) excluding PCI Loans [2]	1.78%	1.67%	1.76%	2.00%	2.13%	(35)	bps	1.78%	2.13%	(35)	bps

Reserve Rate	1.51%	1.79%	1.75%	1.80%	1.80%	(29)	bps	1.51%	1.80%	(29)	bps
Reserve Rate excluding PCI Loans [2]	1.47%	1.80%	1.78%	1.85%	1.87%	(40)	bps	1.47%	1.87%	(40)	bps

PERSONAL LOANS
Ending Loans	$7,596	$7,414	$7,428	$7,454	$7,545	$51	1%	$7,596	$7,545	$51	1%

Interest Yield	13.17%	13.02%	12.86%	12.76%	12.66%	51	bps	13.02%	12.55%	47	bps
Net Principal Charge-off Rate	3.99%	4.33%	4.53%	4.49%	4.09%	(10)	bps	4.28%	4.03%	25	bps
Delinquency Rate (30 or more days)	1.49%	1.49%	1.51%	1.60%	1.57%	(8)	bps	1.49%	1.57%	(8)	bps

Reserve Rate	4.59%	4.56%	4.55%	4.53%	4.28%	31	bps	4.59%	4.28%	31	bps

[1] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[2] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS AND VOLUME STATISTICS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Sep 30, 2019 vs. Sep 30, 2018		Sep 30, 2019	Sep 30, 2018	2019 vs. 2018
DIRECT BANKING
Interest Income	$3,040	$2,976	$2,937	$2,906	$2,781	$259	9%	$8,953	$7,986	$967	12%
Interest Expense	638	645	632	605	558	80	14%	1,915	1,534	381	25%
Net Interest Income	2,402	2,331	2,305	2,301	2,223	179	8%	7,038	6,452	586	9%
Other Income	409	436	372	432	421	(12)	(3%)	1,217	1,213	4	—%
Revenue Net of Interest Expense	2,811	2,767	2,677	2,733	2,644	167	6%	8,255	7,665	590	8%
Provision for Loan Losses	799	787	809	800	742	57	8%	2,395	2,235	160	7%
Total Other Expense	1,069	1,039	989	1,059	979	90	9%	3,097	2,859	238	8%
Income Before Income Taxes	$943	$941	$879	$874	$923	$20	2%	$2,763	$2,571	$192	7%

Net Interest Margin	10.43%	10.47%	10.46%	10.35%	10.28%	15	bps	10.45%	10.24%	21	bps
Pretax Return on Loan Receivables	4.09%	4.23%	3.99%	3.93%	4.27%	(18)	bps	4.10%	4.08%	2	bps

Allowance for Loan Loss (period end)	$3,298	$3,200	$3,133	$3,039	$2,920	$378	13%	$3,298	$2,920	$378	13%
Reserve Change Build/ (Release) [1]	$98	$69	$94	$120	$100	($2)		$261	$309	($48)

PAYMENT SERVICES
Interest Income	$—	$1	$—	$1	$—	$—	NM	$1	$—	$1	NM
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	—	1	—	1	—	—	NM	1	—	1	NM
Other Income	89	84	86	73	80	9	11%	259	237	22	9%
Revenue Net of Interest Expense	89	85	86	74	80	9	11%	260	237	23	10%
Total Other Expense	38	39	35	51	36	2	6%	112	108	4	4%
Income Before Income Taxes	$51	$46	$51	$23	$44	$7	16%	$148	$129	$19	15%

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	710	671	605	663	642	68	11%	1,986	1,806	180	10%
PULSE Network	1,220	1,183	1,132	1,169	1,151	69	6%	3,535	3,195	340	11%
Total	1,930	1,854	1,737	1,832	1,793	137	8%	5,521	5,001	520	10%

NETWORK VOLUME
PULSE Network	$47,535	$47,389	$47,106	$47,082	$45,244	$2,291	5%	$142,030	$132,710	$9,320	7%
Network Partners	6,656	5,950	5,663	4,680	5,113	1,543	30%	18,269	14,268	4,001	28%
Diners Club International [2]	8,386	8,472	8,278	8,700	8,370	16	—%	25,136	25,177	(41)	0%
Total Payment Services	62,577	61,811	61,047	60,462	58,727	3,850	7%	185,435	172,155	13,280	8%
Discover Network - Proprietary	38,722	37,891	34,051	38,502	36,642	2,080	6%	110,664	105,363	5,301	5%
Total	$101,299	$99,702	$95,098	$98,964	$95,369	$5,930	6%	$296,099	$277,518	$18,581	7%

[1]  Allowance for loan loss includes the net change in reserves on PCI pools having no remaining non-accretable difference which does not impact the reserve change build/(release) in provision for loan losses

[2] Volume is derived from data provided by licencees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES - GLOSSARY OF FINANCIAL TERMS

Balance Sheet & Regulatory Capital Terms
Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Regulatory Capital Ratios at September 30, 2019 are preliminary
• Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets
• Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets
• Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets
• Common Equity Tier 1 Capital Ratio represents common equity tier 1 capital divided by risk weighted assets

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data

Tangible Common Equity/Net Loans, a non-GAAP measure, represents TCE divided by total loans less the allowance for loan loss (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents TCE divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents TCE divided by total assets less goodwill and intangibles

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

Credit Related Terms
Delinquency Rate (30 or more days) represents loans delinquent thirty days or more divided by ending loans (total or respective product loans, as appropriate)

Delinquency Rate (90 or more days) represents loans delinquent ninety days or more divided by ending loans (total or respective product loans, as appropriate)

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Reserve Rate represents the allowance for loan losses divided by total loans (total or respective product loans, as appropriate)

Earnings and Shareholder Return Terms
Book Value per share represents total equity divided by ending common shares outstanding

Capital Returned to Common Stockholders represents common stock dividends declared and treasury share repurchases, excluding common stock issued under employee benefit plans and stock based compensation

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Income Allocated to Common Stockholders represents net income less preferred stock dividends and income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period

Net Yield on Interest Earning Assets represents net interest income (annualized) divided by average total interest earning assets for the period

Operating Efficiency represents total other expense divided by revenue net of interest expense

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Payout Ratio represents capital returned to common stockholders divided by net income allocated to common stockholders

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents Credit Card rewards cost divided by Discover Card sales volume

Volume Terms
Discover Card Sales Volume represents Discover card activity related to sales net of returns

Discover Card Volume represents Discover card activity related to sales net of returns, balance transfers, cash advances and other activity

Discover Network Proprietary Volume represents gross Discover Card sales volume on the Discover Network

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018
GAAP Total Common Equity	$11,154	$10,930	$10,696	$10,567	$10,453
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	(159)	(160)	(160)	(161)	(162)
Tangible Common Equity [1]	$10,740	$10,515	$10,281	$10,151	$10,036

GAAP Book Value Per Share	$37.20	$35.97	$34.60	$33.58	$32.60
Less: Goodwill	(0.80)	(0.80)	(0.78)	(0.77)	(0.76)
Less: Intangibles	(0.51)	(0.50)	(0.49)	(0.48)	(0.48)
Less: Preferred Stock	(1.79)	(1.76)	(1.73)	(1.70)	(1.66)
Tangible Common Equity Per Share	$34.10	$32.91	$31.60	$30.63	$29.70

[1] Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

Note: See Glossary of Financial Terms for definitions of financial terms